Accrued Interest Date:                                 Collection Period Ending:
25-May-06                                                              31-May-06
Distribution Date:        BMW Vehicle Owner Trust 2005-A                Period #
                          ------------------------------
26-Jun-06                                                                     15

------------------------------------------------------------------------------------------------------------------------------------
Balances
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Initial           Period End
   Receivables                                                      $1,500,000,024      $815,757,483
   Reserve Account                                                      $7,194,411        $7,194,411
   Yield Supplement Overcollateralization                              $61,117,886       $33,041,068
   Overcollateralization                                                      $137        $6,503,127
   Class A-1 Notes                                                    $324,000,000                $0
   Class A-2 Notes                                                    $457,000,000      $118,331,288
   Class A-3 Notes                                                    $361,000,000      $361,000,000
   Class A-4 Notes                                                    $264,507,000      $264,507,000
   Class B Notes                                                       $32,375,000       $32,375,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

   Beginning Receivables Outstanding                                  $855,416,569
   Collections
      Principal Collections
          Receipts of Scheduled Principal                              $23,302,203
          Receipts of Pre-Paid Principal                               $15,398,266
          Liquidation Proceeds                                            $556,573
          Principal Balance Allocable to Gross Charge-offs                $402,044
      Total Principal Reduction                                        $39,659,086

      Interest Collections
          Receipts of Interest                                          $2,949,545
          Servicer Advances                                                     $0
          Reimbursement of Previous Servicer Advances                    ($129,539)
          Accrued Interest on Purchased Receivables                             $0
          Recoveries                                                       $65,311
          Net Investment Earnings                                          $29,911
      Total Interest Collections                                        $2,915,228

   Total Collections                                                   $42,172,270

   Ending Receivables Outstanding                                     $815,757,483

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

   Beginning Period Unreimbursed Previous Servicer Advance                $374,343
   Current Period Servicer Advance                                              $0
   Current Reimbursement of Previous Servicer Advance                    ($129,539)
   Ending Period Unreimbursed Previous Servicer Advances                  $244,803

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

   Deposits to Collection Account                                      $42,172,270

   Distribution Amounts Due
      Servicing Fees Due                                                  $712,847
      Class A Noteholder Interest Distribution Due                      $2,633,659
      First Priority Principal Distribution Due                                 $0
      Class B Noteholder Interest Distribution Due                        $119,518
      Second Priority Principal Distribution Due                       $30,865,372
      Reserve Account Deposit Due                                               $0
      Regular Principal Distribution Due                                $6,503,127
      Unpaid Trustee Fees Due                                                   $0

      Amounts Paid to the Servicer                                        $712,847
      Amounts Deposited into Note Distribution Account                 $40,121,676
      Amounts Deposited into Reserve Account                                    $0
      Excess Funds Released to Depositor                                $1,337,747
   Total Distributions from Collection Account                         $42,172,270


Accrued Interest Date:                                 Collection Period Ending:
25-May-06                                                              31-May-06
Distribution Date:        BMW Vehicle Owner Trust 2005-A                Period #
                          ------------------------------
26-Jun-06                                                                     15

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
      Release from Reserve Account                                              $0
      Release from Collection Account                                   $1,337,747
   Total Excess Funds Released to the Depositor                         $1,337,747

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

   Amount Deposited from the Collection Account                        $40,121,676
   Interest Distribution to Noteholders                                 $2,753,177
   Principal Distribution to Noteholders                               $37,368,499
   Amount Deposited from the Reserve Account                                    $0
   Amount Paid to Noteholders                                          $40,121,676

Distributions
------------------------------------------------------------------------------------------------------------------------------------

   Interest Distributable Amount                                       Current Int        Per $1,000
   Class A-1 Notes                                                              $0             $0.00
   Class A-2 Notes                                                        $474,884             $3.05
   Class A-3 Notes                                                      $1,215,367             $3.37
   Class A-4 Notes                                                        $943,408             $3.57
   Class B Notes                                                          $119,518             $3.69

   Monthly Principal Distributable Amount                          Current Payment    Ending Balance        Per $1,000       Factor
   Class A-1 Notes                                                              $0                $0                $0          $0
   Class A-2 Notes                                                     $37,368,499      $118,331,288           $240.00       76.00%
   Class A-3 Notes                                                              $0      $361,000,000             $0.00      100.00%
   Class A-4 Notes                                                              $0      $264,507,000             $0.00      100.00%
   Class B Notes                                                                $0       $32,375,000             $0.00      100.00%

Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------

                                                             Prior Period Carryover  Current Payment        Per $1,000
   Class A-1 Interest Carryover Shortfall                                       $0                $0                $0
   Class A-2 Interest Carryover Shortfall                                       $0                $0                $0
   Class A-3 Interest Carryover Shortfall                                       $0                $0                $0
   Class A-4 Interest Carryover Shortfall                                       $0                $0                $0
   Class B Interest Carryover Shortfall                                         $0                $0                $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Beginning Period     Ending Period
   Number of Contracts                                                      45,430            44,131
   Weighted Average Remaining Term                                           39.67             38.73
   Weighted Average Annual Percentage Rate                                   4.26%             4.25%

   Delinquencies Aging Profile End of Period                         Dollar Amount        Percentage
      Current                                                         $743,349,194            91.12%
      1-29 days                                                        $59,807,589             7.33%
      30-59 days                                                        $9,479,690             1.16%
      60-89 days                                                        $1,961,850             0.24%
      90-119 days                                                         $375,720             0.05%
      120+ days                                                           $783,440             0.10%
      Total                                                           $815,757,483           100.00%
      Delinquent Receivables +30 days past due                         $12,600,699             1.54%


   Write-offs
      Gross Principal Write-Offs for Current Period                       $402,044
      Recoveries for Current Period                                        $65,311
      Net Write-Offs for Current Period                                   $336,733

      Cumulative Realized Losses                                        $3,280,538


   Repossessions                                                     Dollar Amount             Units
      Beginning Period Repossessed Receivables Balance                  $1,729,710                62
      Ending Period Repossessed Receivables Balance                     $1,649,408                63
      Principal Balance of 90+ Day Repossessed Vehicles                   $149,722                 6

                                       2

Accrued Interest Date:                                 Collection Period Ending:
25-May-06                                                              31-May-06
Distribution Date:        BMW Vehicle Owner Trust 2005-A                Period #
                          ------------------------------
26-Jun-06                                                                     15


Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

   Beginning Period Required Amount                                    $34,666,059
   Beginning Period Amount                                             $34,666,059
   Current Distribution Date Required Amount                           $33,041,068
   Current Period Release                                               $1,624,991
   Ending Period Amount                                                $33,041,068
   Next Distribution Date Required Amount                              $31,452,610

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

   Beginning Period Required Amount                                     $7,194,411
   Beginning Period Amount                                              $7,194,411
   Net Investment Earnings                                                 $29,911
   Beginning Period Required Amount                                     $7,194,411
   Current Period Deposit Amount Due                                            $0
   Current Period Deposit Amount Paid From Collection Account                   $0
   Current Period Release to Note Distribution Account                          $0
   Ending Period Required Amount                                        $7,194,411
   Current Period Release to Depositor                                          $0
   Ending Period Amount                                                 $7,194,411


Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

   Beginning Period Amount                                              $7,168,723
   Ending Period Target Credit Enhancement OC Amount                    $6,503,127
   Ending Period Amount                                                 $6,503,127
   Current Period Release                                                 $665,597

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